Exhibit 99.2

MEDIA RELATIONS CONTACT FOR ACCURIDE CORPORATION	MEDIA RELATIONS CONTACT FOR CRESTVIEW PARTNERS
Timothy G. Weir, APR	Jeffrey Taufield/Daniel Yunger
Director of Public Affairs, Communications & Marketing	KEKST
(812) 962-5128 | tweir@accuridecorp.com	212-521-4800 I jeffrey.taufield@kekst.com; daniel.yunger@kekst.com

INVESTOR RELATIONS CONTACT FOR ACCURIDE CORPORATION
Todd Taylor
Vice President and Treasurer
(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Accuride Corporation Reaches Agreement to be Acquired by Crestview Partners

•            Crestview to pay $2.58 per share, a premium of 55% over Accuride’s closing share price on September 1st, 2016 and a premium of 66% to the 30-day volume-weighted average as of the same date

•            Transaction expected to close in fourth quarter of 2016

•            Supports Accuride’s continued focus on its core business and global expansion

EVANSVILLE, Ind. — Sept. 2, 2016 — Accuride Corporation (NYSE: ACW) — a leading supplier of components to the North American and European commercial vehicle industries — today announced that it has entered into a definitive agreement to be acquired by funds managed by Crestview Partners, a leading New York based private equity firm, for $2.58 per share in cash.  The purchase price represents a premium of 55% over Accuride’s closing share price on September 1st, 2016, and a premium of 66% over the 30-day volume weighted average price as of the same date.

Accuride’s board of directors unanimously approved the Crestview transaction and agreed to recommend that Accuride’s shareholders vote to adopt the merger agreement.  In addition, investment funds affiliated with Cetus Capital LLC, who collectively hold approximately 17 percent of the outstanding Accuride shares, have entered into a customary voting agreement to support the Crestview transaction.  Accuride expects to hold a special meeting of its shareholders to consider and act upon the proposed merger as promptly as practicable.  Details regarding the record date for, and the date, time and place of, the special meeting of shareholders will be announced when finalized.

The merger agreement contains a customary 35 calendar day “go shop” period during which Accuride and its advisors are permitted to solicit alternative transaction proposals.  The transaction is subject to customary closing conditions, including Accuride shareholder approval and antitrust approvals in the United States and Mexico, and is expected to close in the fourth quarter of 2016.

After the transaction closes, Accuride will remain an independent global company with continuity of leadership, business units and worldwide operations.  It will continue to operate under its current brand name and remain headquartered in Evansville, Ind., USA, with operations in the United States, Canada, Mexico and Italy.  President and CEO Rick Dauch and the members of the Accuride Leadership Team will continue to lead the business after the transaction closes.

“Accuride is excited to have this opportunity to partner with Crestview, a private equity firm respected for its integrity and expertise in managing assets, and well regarded for enhancing the value of its holdings,” Accuride President and CEO Rick Dauch said.  “After the transaction closes, Accuride will operate as a stand-alone business within Crestview’s portfolio of companies.  Accuride will serve as a platform for further growth and consolidation in the global wheels and wheel-end sectors as we expand to serve our customers’ needs worldwide.  We are confident that under Crestview’s stewardship, Accuride will receive the resources and support needed to realize our vision of becoming the premier supplier of wheel end system solutions to the global commercial vehicle industry.”

Accuride Corporation |7140 Office Circle | Evansville, IN 47715 | (812) 962-5000 | AccurideCorp.com

“We are thrilled to have the opportunity to partner with Rick Dauch and the rest of Accuride’s terrific management team to help take Accuride to the next level,” said Alex Rose, Partner at Crestview and co-head of the firm’s industrials strategy.  “This acquisition results in a de-levered Accuride, providing the company with greater flexibility to pursue growth around the world.  Crestview has had great success backing strong industrial companies that are embarking upon global expansion strategies and we look forward to helping Accuride’s management team execute on their vision for the company’s future.”

Deutsche Bank is acting as exclusive financial advisor to Accuride, and Latham & Watkins LLP is serving as legal advisor to Accuride. RBC Capital Markets LLC is acting as exclusive financial advisor to Crestview Partners, and Kirkland & Ellis LLP is serving as legal advisor to Crestview Partners.

Accuride will file a report on Form 8-K regarding the transaction, including a copy of the merger agreement, with the Securities and Exchange Commission.

About Accuride Corporation

With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries.  The company’s products include commercial vehicle wheels and wheel-end components and assemblies.  The company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite® and Gianetti Ruote™.  Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information: www.AccurideCorp.com

About Crestview Partners

Founded in 2004, Crestview Partners is a value-oriented private equity firm focused on the middle market. The firm is based in New York and manages funds with over $7 billion of aggregate capital commitments.  The firm is led by a group of partners who have complementary experience and distinguished backgrounds in private equity, finance, operations and management.  Crestview’s senior investment professionals primarily focus on sourcing and managing investments in each of the specialty areas of the firm: media, energy, financial services, and industrials.  For more information: www.crestview.com.

Additional Information About the Acquisition and Where to Find It

A special meeting of the stockholders of Accuride will be announced as promptly as practicable to seek stockholder approval in connection with the proposed merger.  Accuride expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed merger between Accuride and Armor Merger Sub Corp. The definitive proxy statement will be sent or given to the stockholders of Accuride and will contain important information about the proposed transaction and related matters. INVESTORS OF ACCURIDE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACCURIDE, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Accuride with the SEC at the SEC’s website at www.sec.gov, at Accuride’s website at www.accuridecorp.com or by sending a written request to Accuride at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Accuride and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Accuride’s stockholders in connection with the merger will be set forth in Accuride’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the merger. Information relating to the foregoing can also be found in Accuride’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), which was filed with the SEC on March 18, 2016. To the extent that holdings of Accuride’s securities have changed since the amounts set forth in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Accuride may be unable to obtain stockholder approval for the proposed transaction; (2) the conditions to the closing of the proposed transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed transaction may involve unexpected costs, liabilities or delays; (4) the business of Accuride may suffer as a result of uncertainty surrounding the proposed transaction; (5) the outcome of any legal proceedings related to the proposed transaction; (6) Accuride may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, Accuride’s stockholders will cease to have any equity interest in Accuride and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, Accuride undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Accuride does not intend, and assumes no obligation, to update any forward-looking statements. Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the 2016 Proxy Statement and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov.

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